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Exhibit 10.27

Note: Redacted portions have been marked with (***). The redacted portions are subject to a Request for Confidential Treatment that has been filed with the Securities and Exchange Commission.

EXECUTION COPY

(1) ACE Capital Re Overseas Ltd.
as PRINCIPAL

and

(2) ESG Re North America Ltd.
as AGENT

REINSURANCE MANAGEMENT AGREEMENT

Note: Redacted portions have been marked with (***). The redacted portions are subject to a Request for Confidential Treatment that has been filed with the Securities and Exchange Commission.

REINSURANCE MANAGEMENT AGREEMENT

        This REINSURANCE MANAGEMENT AGREEMENT (this "AGREEMENT"), dated as of November 1, 2001, is entered into between ACE Capital Re Overseas Ltd. and ESG Re North America Ltd.

W I T N E S S E T H

WHEREAS:

  (A)
  The PRINCIPAL wishes to appoint the AGENT to provide certain SERVICES (defined below); and

  (B)
  The PRINCIPAL and the AGENT have agreed to record in writing the terms and conditions of the AGENT's appointment by the PRINCIPAL.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, covenants and payments set forth herein, IT IS HEREBY AGREED AS FOLLOWS:

ARTICLE I—DEFINITIONS

        As used in this AGREEMENT (including, but not limited to, any schedule hereto), the following terms shall have the following defined meanings.

1.1
"AGENT" shall mean ESG Re North America Ltd.

1.2
"ANNIVERSARY DATE" shall mean 1 January 2002, and thereafter, the next following January 1st.

1.3
"BUSINESS DAY" shall mean a calendar day other than a Saturday, Sunday, or a United States bank holiday.

1.4
[Intentionally Omitted]

1.5
"CEDING COMMISSION" shall mean original acquisition costs in respect of policies ceded under Original Reinsurance Contracts (including all premium taxes), which shall in no event exceed (***) of ORIGINAL GROSS PREMIUMS, and reinsurance brokerage fees on ORIGINAL REINSURANCE CONTRACTS (the reasonableness of which shall be determined by AGENT).

1.6
"CLAIM AND SERVICES ACCOUNT" shall mean a segregated account maintained by the PRINCIPAL with Bank of America (or other financial institution pre-approved in writing by the PRINCIPAL's Treasury Department) to which the AGENT shall have limited access in accordance with Paragraph 6.3 of this AGREEMENT.

1.7
"CLAIM AND SERVICES FUND AMOUNT" shall mean the amount of monies belonging to the PRINCIPAL to be held on deposit in the CLAIM AND SERVICES ACCOUNT.

1.8
"CLAIMS PAYMENT" shall mean the payment of an ORIGINAL REINSURANCE CLAIM made by the AGENT on behalf of the PRINCIPAL to a REINSURED pursuant to the PRINCIPAL's obligations under an ORIGINAL REINSURANCE CONTRACT.

1.9
"EFFECTIVE DATE" shall mean the date of this AGREEMENT first above written. For avoidance of doubt, the phrase "effective date", when used in lower case format, does not mean EFFECTIVE DATE as defined in this Section 1.9.

1.10
"GROSS REINSURANCE PREMIUMS" shall mean the total monetary compensation due from a REINSURED to the PRINCIPAL and received by the PRINCIPAL pursuant to an ORIGINAL REINSURANCE CONTRACT.

1.11
"INTELLECTUAL PROPERTY RIGHTS" shall mean all patents, trademarks, trade names, service marks, service names, trade secrets, copyrights, and other proprietary intellectual property rights and applications therefor.

1.12
"LEAD REINSURER" shall mean ESG Re Ireland Ltd.

1.13
"LOSS ADJUSTMENT EXPENSES" shall mean reasonable out-of-pocket expenses (not including salary of AGENT's employees or overhead costs) incurred by the AGENT in providing the SERVICES listed in Parts D, E and G of Schedule 1 to the PRINCIPAL.

1.14
"MANAGEMENT FEES" shall mean the remuneration to be paid by the PRINCIPAL to the AGENT pursuant to Paragraph 6.6 of this AGREEMENT for SERVICES as defined at Paragraph 1.21 of this AGREEMENT.

1.15
"NOTICE" shall mean a written communication given in accordance with the terms of Article XIX.

1.16
"ORIGINAL GROSS PREMIUMS" shall mean, with respect to policies ceded under an ORIGINAL REINSURANCE CONTRACT, the gross original written premiums on such policies less return premiums on such policies, including amounts refunded to policyholders due to cancellations.

1.17
"ORIGINAL REINSURANCE CLAIM" shall mean a written request by a REINSURED for payment under an ORIGINAL REINSURANCE CONTRACT.

1.18
"ORIGINAL REINSURANCE CONTRACT" shall mean all slips, binding letters of intent, binders, contracts, agreements and treaties of reinsurance with an effective date in calendar year 2001 (and addenda and endorsements thereto) issued to a REINSURED by the AGENT on behalf of both LEAD REINSURER and the PRINCIPAL that conform to all the requirements of Schedule 3 to this AGREEMENT.

1.19
"PRINCIPAL" shall mean ACE Capital Re Overseas Ltd or its non-United States domiciled, lawfully acting affiliate to whom this AGREEMENT is assigned pursuant to the provisions of Section 18.2.

1.20
"REINSURED" shall mean the insurance company or reinsurance company to which the PRINCIPAL issues an ORIGINAL REINSURANCE CONTRACT through the AGENT.

1.21
"SERVICES" shall mean the functions and duties to be performed by the AGENT, as described in Schedule 1 and Schedule 3 to this AGREEMENT.

1.22
"SERVICE STANDARDS" shall mean the quality and level of SERVICES to be provided by the AGENT, as described in Schedule 2 to this AGREEMENT.

1.23
"TERRITORY" shall mean the United States.

1.24
All references to "$" contained in this AGREEMENT are references to U.S. dollars.

ARTICLE II—APPOINTMENT OF AGENT

2.1
As of the EFFECTIVE DATE, and subject to the terms, conditions and limitations set forth herein, the PRINCIPAL hereby appoints the AGENT to provide SERVICES to the PRINCIPAL and the AGENT hereby accepts such appointment.

2.2
It is expressly understood by both the PRINCIPAL and AGENT that the PRINCIPAL's appointment of the AGENT to provide SERVICES under this AGREEMENT shall be non-exclusive.

2.3
In the event that this AGREEMENT is assigned by the PRINCIPAL to an affiliate domiciled in the United States or Canada, it is further understood that the PRINCIPAL's appointment of the AGENT is limited to those jurisdictions in the TERRITORY in which the AGENT is licensed or otherwise authorized to provide SERVICES.

ARTICLE III—AUTHORITY OF AGENT

3.1
The AGENT's authority under this AGREEMENT shall be limited to the provision of SERVICES to the PRINCIPAL.

3.2
The authority conferred upon the AGENT under this AGREEMENT, including but not limited to underwriting and claims, is personal in nature and as such, the AGENT shall not delegate, transfer or sub-contract or otherwise assign all or part of such authority to any person or entity except (i) existing SERVICES which are currently delegated to Claims Risk Management, Inc. or (ii) to the extent that the PRINCIPAL approves such delegation, transfer, sub-contracting or assignment in writing in advance.

3.3
The underwriting and claims authority conferred upon the AGENT under this AGREEMENT is subject to any further limitations dictated by the terms of all Schedules to this AGREEMENT.

3.4
The AGENT shall not engage any third party (including, but not limited to, any attorney or special investigator) to act for or on behalf of the PRINCIPAL or AGENT (either directly or indirectly) in connection with this AGREEMENT, the ORIGINAL REINSURANCE CONTRACTS, or any ORIGINAL REINSURANCE CLAIMS presented thereunder unless and until it informs the PRINCIPAL of any such engagement.

3.5
Except as provided in Schedule 1, the AGENT shall not bind any outwards reinsurance of ORIGINAL REINSURANCE CONTRACTS on behalf of the PRINCIPAL.

3.6
AGENT shall only have authority to bind PRINCIPAL to a 50% participation in each ORIGINAL REINSURANCE CONTRACT, provided that, such authority shall be further conditioned on the LEAD REINSURER being bound to the remaining 50% participation in each such contract, provided further that, AGENT shall have the limited authority to reduce PRINCIPAL's participation in an ORIGINAL REINSURANCE CONTRACT where the LEAD REINSURER has committed to retrocede a portion of its share of such contract to a captive reinsurer owned or controlled by the managing general underwriter receiving a commission on such ORIGINAL REINSURANCE CONTRACT. Any such reduction in PRINCIPAL's participation shall be limited to the extent necessary to provide PRINICIPAL and LEAD REINSURER with equal participations in the ORIGINAL REINSURANCE CONTRACT after netting out the retrocession described in the preceding sentence.

ARTICLE IV—REPRESENTATIONS AND WARRANTIES

4.1
The AGENT REPRESENTS AND WARRANTS that at all times relevant to the execution, performance, and/or termination of this AGREEMENT, it was and will be legally authorized and/or licensed to provide all SERVICES contemplated hereunder in any jurisdiction of the TERRITORY in which it is or will be operating.

4.2
The AGENT further REPRESENTS AND WARRANTS that at all times relevant to the execution, performance and/or termination of the AGREEMENT, it was and will be legally authorized to serve as the agent of the LEAD REINSURER for purposes of procuring, underwriting and servicing ORIGINAL REINSURANCE CONTRACTS, collecting reinsurance premiums, and handling, servicing and paying ORIGINAL REINSURANCE CLAIMS.

ARTICLE V—OBLIGATIONS OF AGENT

5.1
The AGENT shall, subject to all applicable laws, provide SERVICES to the PRINCIPAL in accordance with the SERVICE STANDARDS.

5.2
The AGENT shall follow all lawful instructions given by the PRINCIPAL in connection with the provision of SERVICES under this AGREEMENT.

5.3
For a period of at least six (6) years after the termination of this AGREEMENT, the AGENT shall prepare and maintain full and complete records in relation to every aspect of the SERVICES provided pursuant to this AGREEMENT, including, but not limited to such records as are necessary to document and substantiate any claims for remuneration and/or reimbursement under this AGREEMENT.

5.4
The AGENT agrees to execute and/or deliver at its cost, all such other documents, reports or instruments and to take all such reasonable actions, as the PRINCIPAL may from time to time reasonably request, in order to give full effect to the purposes of this AGREEMENT.

5.5
In addition to the foregoing obligations and for as long as the PRINCIPAL has any obligations under this AGREEMENT, the AGENT shall, within five (5) BUSINESS DAYS of receiving NOTICE of intent to inspect from the PRINCIPAL, make available for inspection and copying by the PRINCIPAL or its designated representatives, all records containing information relating to this AGREEMENT (including, but not limited to, any SERVICES provided hereunder). All such information in the AGENT's possession, custody or control shall be made available at the AGENT's registered office during normal working hours.

5.6
The AGENT shall, at all times, comply with all applicable statutes, rules and regulations, in providing SERVICES to the PRINCIPAL.

5.7
The AGENT warrants that it now has and will maintain during the term of this Agreement insurance coverage for (***) in amounts no less than (***) with an insurer that is reasonably acceptable to the PRINCIPAL. The AGENT shall provide the PRINCIPAL with a certificate of insurance issued by the insurer in the PRINCIPAL's name containing the following provision: "The PRINCIPAL will receive 30 days' prior written notice of any change, cancellation or other termination of this policy."

5.8
The AGENT will use reasonable efforts to obtain a fidelity bond on a form and with a deductible reasonably satisfactory to the PRINCIPAL covering all operations and employees of the AGENT. If such a fidelity bond is obtained, the AGENT will provide the PRINCIPAL with a certificate issued by the fidelity bond carrier in the PRINCIPAL's name containing the following provision: "The PRINCIPAL will receive 30 days' prior written notice of any change, cancellation or other termination of this policy."

ARTICLE VI—OBLIGATIONS OF PRINCIPAL

6.1
The PRINCIPAL agrees to execute and deliver at its cost all documents, reports or instruments and to take all such reasonable actions, as the AGENT may from time to time reasonably request, in order to give full effect to the purposes of this AGREEMENT.

6.2
On or within ten (10) BUSINESS DAYS of the EFFECTIVE DATE, the PRINCIPAL shall establish and place on deposit in the CLAIM AND SERVICES ACCOUNT, the sum of (***).

6.3
For as long as the AGENT shall be obligated to provide SERVICES to the PRINCIPAL, the PRINCIPAL shall afford the AGENT access to draw upon the CLAIM AND SERVICES ACCOUNT in the manner and for the limited purposes specified in Schedule 1 (Part K) to this AGREEMENT.

6.4
In the event that the CLAIM AND SERVICES ACCOUNT falls to less than (***), the PRINCIPAL shall, within five (5) BUSINESS DAYS of receiving NOTICE from the AGENT, restore the CLAIM AND SERVICES ACCOUNT to (***). If at any time, the funds contained in the CLAIM AND SERVICES ACCOUNT are insufficient to satisfy the PRINCIPAL's obligation to pay the currently due items set forth in Part K of Schedule 1, PRINCIPAL agrees to fund the CLAIM AND SERVICES ACCOUNT with the amounts required to pay such items within (***) of receiving a written cash call for such amounts from the AGENT.

6.5
The PRINCIPAL shall take all steps reasonably necessary to effectuate the obligations set forth at Paragraph 6.2 of this AGREEMENT.

6.5.1
Notwithstanding the foregoing, it is expressly understood that:

(a)
the PRINCIPAL shall be the sole owner of the CLAIM AND SERVICES ACCOUNT;

(b)
all interest generated by the CLAIM AND SERVICES ACCOUNT shall likewise belong to the PRINCIPAL; and

(c)
the PRINCIPAL shall have sole authority to direct the investment of all funds contained in the CLAIM AND SERVICES ACCOUNT.

6.6
The PRINCIPAL hereby agrees to pay the AGENT a MANAGEMENT FEE in the amount of (***) of the GROSS REINSURANCE PREMIUM that is earned by the PRINCIPAL in 2002 and 2003 in respect of ORIGINAL REINSURANCE CONTRACTS. The PRINCIPAL shall earn GROSS REINSURANCE PREMIUMS in accordance with generally accepted accounting principles.

6.7
For a period of one year from the last date that AGENT can bind PRINCIPAL to ORIGINAL REINSURANCE CONTRACTS under the terms of this AGREEMENT, PRINCIPAL agrees not to introduce, sell or otherwise promote any reinsurance or insurance products which are in direct competition with the medical excess reinsurance currently underwritten by AGENT and which is the subject of this AGREEMENT. For purposes of this AGREEMENT, a reinsurance or insurance product shall be deemed to be in direct competition with the medical excess reinsurance currently underwritten by AGENT only if (i) it involves the medical excess reinsurance lines of business currently underwritten by AGENT and (ii) the original insurance policies comprising such business have been underwritten by the managing general underwriters or carriers listed in Exhibit A hereto. For the avoidance of doubt, this provision shall not restrict or prevent PRINCIPAL or its affiliates from introducing, selling or otherwise promoting any reinsurance or insurance products, including without limitation medical excess insurance and reinsurance products, in connection with programs that are not the subject of this AGREEMENT.

6.8
All premium payments due to PRINCIPAL or LEAD REINSURER under ORIGINAL REINSURANCE CONTRACTS shall be deposited by REINSURED or its agent in an escrow account governed by an escrow agreement to be executed by the parties promptly following the EFFECTIVE DATE. AGENT shall have limited authority to allocate the funds contained in such account between PRINCIPAL and LEAD REINSURER and shall instruct the escrow agent to distribute the amount constituting GROSS REINSURANCE PREMIUMS to PRINCIPAL on a weekly basis.

ARTICLE VII—TERM

7.1
This AGREEMENT shall be deemed to take effect on the EFFECTIVE DATE at 12:01 a.m. at the site of the PRINCIPAL's registered office and shall thereafter remain in full force and effect through the later of (i) the date that all obligations and liabilities under ORIGINAL

  REINSURANCE CONTRACTS and outward reinsurance contracts have terminated or expired or (ii) the date that all SERVICES to be performed by the AGENT have been fully performed.

ARTICLE VIII—SPECIAL TERMINATION

8.1
Notwithstanding the provisions of Articles VII and IX, AGENT shall have the right to be relieved of its obligation to bind PRINICIPAL to additional ORIGINAL REINSURANCE CONTRACTS immediately by giving NOTICE to PRINCIPAL, in the event that:

(a)
PRINCIPAL is declared insolvent or put into liquidation by any competent regulatory authority or court of competent jurisdiction or is otherwise unable to pay its debts; or

(b)
PRINCIPAL has its regulatory authority to transact any business or perform any obligations relevant to this AGREEMENT withdrawn, suspended or made conditional and such conditions are, in the opinion of the AGENT, unduly onerous for the proper performance of this AGREEMENT; or

(c)
PRINCIPAL fails to comply with any of the terms or conditions of this AGREEMENT and, provided such breach is curable, fails to rectify such failure within thirty (30) BUSINESS DAYS of receiving NOTICE of such failure, or is otherwise negligent in the performance of its duties and obligations hereunder.

8.2
Notwithstanding the provisions of Articles VII and IX, PRINCIPAL shall have the right to either terminate this AGREEMENT or revoke AGENT's authority to bind it to new contracts immediately by giving NOTICE, in the event that:

(a)
AGENT or LEAD REINSURER is declared insolvent or put into liquidation by any competent regulatory authority or court of competent jurisdiction or is otherwise unable to pay its debts; or

(b)
AGENT has its regulatory authority to transact any business or perform any obligations relevant to this AGREEMENT withdrawn, suspended or made conditional and such conditions are, in the opinion of the PRINCIPAL, unduly onerous for the proper performance of this AGREEMENT;

(c)
AGENT fails to comply with any of the terms or conditions of this AGREEMENT and, provided such breach is curable, fails to rectify such failure within thirty (30) BUSINESS DAYS of receiving NOTICE of such failure, or is otherwise negligent in the performance of its duties and obligations hereunder; or

(d)
any "key personnel" of AGENT cease to be employed by AGENT or are materially less involved with the business covered by this AGREEMENT, and AGENT fails to provide evidence to PRINCIPAL, within 60 days after the date any key personnel terminates his or her employment or becomes materially less involved with the business covered by this AGREEMENT, that satisfies PRINCIPAL (such satisfaction to be determined in the sole discretion of PRINCIPAL) that AGENT still employs appropriate personnel to satisfactorily provide the SERVICES. For purposes of this provision "key personnel" means (***).

8.3
Notwithstanding the provisions of Sections 8.1 and 8.2, if, by reason of an event described in Section 12.1, the PRINCIPAL or the AGENT shall be delayed or prevented from performing any of its obligations hereunder, such delay shall be excused during the continuance, and to the extent of, such event. Notwithstanding the preceding sentence, should such delay or non-performance persist for thirty (30) consecutive days, any applicable provision of Section 8.1 or 8.2 will apply at the conclusion of such thirty (30) day period.

ARTICLE IX—CONSEQUENCES OF TERMINATION

9.1
The PRINCIPAL may, at its option, upon NOTICE to the AGENT, suspend the authority of the AGENT to assume or cede business during the pendency of any dispute regarding termination under Article VII or VIII of this AGREEMENT.

9.2
Upon receiving NOTICE of termination, the AGENT shall cooperate in all respects with all reasonable requests by PRINCIPAL, including, but not limited to, the transfer of books and records relating to ORIGINAL REINSURANCE CONTRACTS and related matters and PRINCIPAL's efforts to transfer the responsibilities and duties delegated to the AGENT by the PRINCIPAL to another entity.

9.3
Such cooperation shall include, but not be limited to, the timely production of whatever final reports, invoices and/or statements the PRINCIPAL may reasonably request.

ARTICLE X—INDEMNITY; SURVIVAL

        (***) (Three pages redacted)

ARTICLE XI—CONFIDENTIALITY

11.1
Each of the parties hereto agrees to treat and hold as confidential (and not disclose or provide access to any person, except (i) as expressly required to fulfill its duties under this AGREEMENT, (ii) as necessary or desirable to conduct its business or (iii) as determined by such party to be required by law or by an administrative or regulatory body with jurisdiction over such party), all information with respect to this AGREEMENT and the transactions contemplated hereby, including but not limited to information embodied in or relating to, as appropriate, trade secrets, processes, claims data, medical data relating to policies underlying the ORIGINAL REINSURANCE CONTRACTS, product development, pricing of products and services, customer and supplier lists, pricing and marketing plans, policies and strategies, client, customer, vendor, payor, provider, employee, supplier and consultant contracts and relations, operations methods, product development techniques, business acquisition plans, new personnel acquisition plans. Each of the parties agrees and acknowledges that remedies at law for any breach of their obligations under this Section 11.1 are inadequate and that in addition thereto the disclosing party shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any such breach.

ARTICLE XII—FORCE MAJEURE

12.1
Neither the PRINCIPAL nor the AGENT shall be held responsible or liable for delay or failure in performance of this AGREEMENT, in whole or in part, if such delay or failure is due to any cause beyond its reasonable control, such as, but not limited to, fire, earthquake, floods, storms, war, terrorist attacks, invasion of armed forces, strikes, blockade, insurrection, lockouts or other industrial disputes.

ARTICLE XIII—BUSINESS REVIEW

13.1
A business review shall take place when reasonably requested by PRINCIPAL or required by law.

13.2
The purpose of the review shall generally be to examine and discuss all issues arising under this AGREEMENT, proposals for amendments to this AGREEMENT and the resolution of any disputes that may have arisen.

ARTICLE XIV—RELATIONSHIP BETWEEN THE PARTIES

14.1
Neither of the parties is a partner of the other, and nothing in this AGREEMENT shall create or be deemed to create a partnership or joint venture between the PRINCIPAL and the AGENT or between the PRINCIPAL and the LEAD REINSURER.

ARTICLE XV—ANNOUNCEMENTS

15.1
The AGENT shall not issue any announcement and/or release any information or statement to any person (including, but not limited to, the press) in any way relating to this AGREEMENT, the ORIGINAL REINSURANCE CONTRACTS, and/or any SERVICES provided hereunder unless and until the AGENT receives NOTICE of the PRINCIPAL's consent to such announcement, release or statement. No such consent shall be required in the case of disclosures by the AGENT to a regulatory body pursuant to a statutory obligation.

ARTICLE XVI—SEVERABILITY

16.1
Subject to the provisions of Article VIII, in the event that any portion of this AGREEMENT (or the application thereof to any person or circumstance) shall, to any extent, be invalid or unenforceable, the remainder of this AGREEMENT (or the application thereof to persons or circumstances other than those to which it is invalid or unenforceable) shall not be affected thereby, and shall be valid and enforced to the fullest extent permitted by law.

ARTICLE XVII—MERGER

17.1
This AGREEMENT is an integrated document, containing the entire undertaking between the AGENT and the PRINCIPAL regarding the matters addressed herein and may be varied only by a writing signed by both the AGENT and the PRINCIPAL.

17.2
Except as set forth in this AGREEMENT, no representations, warranties or promises have been made or relied upon by the AGENT and the PRINCIPAL.

17.3
This AGREEMENT shall prevail over prior communications between the AGENT and the PRINCIPAL regarding any of the matters discussed herein, including but not limited to the Confidentiality Agreement and Letter of Intent previously executed by the parties.

17.4
The headings contained within this AGREEMENT are for convenience only and are not a part of this AGREEMENT.

ARTICLE XVIII—NON-WAIVER; ASSIGNMENT

18.1
Any extension or waiver of the requirements hereunder shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this AGREEMENT. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

18.2
This AGREEMENT may not be assigned by operation of law or otherwise without the express written consent of the AGENT and the PRINCIPAL (which consent may be granted or withheld in the sole discretion of either party); provided, however, that (i) the PRINCIPAL may assign this AGREEMENT in whole or in part to a non-United States domiciled affiliate of the PRINCIPAL that is lawfully permitted to underwrite ORIGINAL REINSURANCE CONTRACTS, without the consent of AGENT.

ARTICLE XIX—NOTICES

19.1
NOTICE(s) shall only be effective if it is made by either the PRINCIPAL or the AGENT in writing.

19.2
NOTICE(s) shall be sent to the intended recipient at its address or number set out below.

PRINCIPAL	ACE Capital Re Overseas Ltd. Victoria Hall 11 Victoria Street P.O. Box HM 1826 Hamilton HM HX Bermuda Attn: Corporate Secretary	Phone: Fax:	441-292-4402 441-299-8813
with a copy to:
	ACE Capital Re Inc. 1325 Avenue of the Americas New York, New York 10019 Attn: General Counsel	Phone: Fax:	212-974-0100 212-581-3268
AGENT	ESG Re North America Ltd. 1 Adelaide Street East Suite 2610 Toronto, Ontario M5C 219	Phone: Fax:	1 416 864 7443 1 416 864 9615
19.3
Either party may change its NOTICE details on giving NOTICE to the other party of the change in accordance with this Article. Such change shall be effective five (5) BUSINESS DAYS after the NOTICE has been given, or such later date as may be specified in the NOTICE.

19.4
Any NOTICE given under this AGREEMENT shall, in the absence of proof of earlier receipt, be deemed to have been duly given as follows:

(a)
if delivered personally, on delivery;

(b)
if sent by facsimile, when dispatched with proof of receipt by recipient;

(c)
if sent by overnight courier service, upon delivery to recipient.

  NOTICES under this AGREEMENT may be personally delivered, sent by facsimile or sent by overnight courier service.

19.5
Any NOTICE given under this AGREEMENT outside working hours in the place to which it is addressed will be deemed not to have been given until the start of the next period of working hours in such place.

19.6
NOTICE under this AGREEMENT may only be withdrawn or revoked by separate NOTICE given in accordance with this Article.

19.7
Each NOTICE given or made must be unconditional and signed by a duly authorized person.

ARTICLE XX—INTELLECTUAL PROPERTY RIGHTS AND TRADEMARKS

20.1
Each party hereto retains all of its rights, title and interest to all INTELLECTUAL PROPERTY RIGHTS held by it. Except as expressly authorized in writing by the holder of such INTELLECTUAL PROPERTY RIGHTS, the other party shall have no interest in and shall have no right to use such holder's INTELLECTUAL PROPERTY RIGHTS for any purpose, provided that AGENT shall be permitted to use PRINCIPAL's name in the ORIGINAL REINSURANCE CONTRACTS to the extent necessary to perform the SERVICES.

ARTICLE XXI—ARBITRATION CLAUSE

21.1
As a condition precedent to any right of action hereunder, any dispute or difference arising out of the interpretation, performance or breach of this AGREEMENT (including the formation or validity thereof) shall be referred to arbitration under the most current version of the ARIAS (US) Arbitration Rules.

21.2
Arbitration shall be commenced by the claimant giving NOTICE to the respondent demanding arbitration.

21.3
The Arbitration Tribunal shall consist of three (3) arbitrators, one to be appointed by the Claimant, one to be appointed by the Respondent and the third to be appointed by the two party-appointed arbitrators. Each party-appointed arbitrator shall be identified to the other party within thirty (30) days after the NOTICE referred to in Section 21.2 is delivered to the respondent.

21.4
The third member of the Tribunal shall be appointed as soon as practicable (and no later than twenty eight (28) days) after the appointment of the two party-appointed arbitrators. The Tribunal shall be constituted upon the appointment of the third arbitrator.

21.5
The arbitrators shall be disinterested persons (including those who have retired) with not less than ten (10) years of experience as officers or directors within the insurance or reinsurance industry or as lawyers or other professional advisers serving the industry.

21.6
Where a party fails to appoint an arbitrator within thirty (30) days after the date the NOTICE referred to in Section 21.2 has been delivered to the respondent or where the two party-appointed arbitrators fail to appoint a third arbitrator within twenty eight (28) days of their appointment, then upon application by either party, ARIAS (US) will appoint an arbitrator to fill the vacancy. At any time prior to the appointment by ARIAS (US) the party or arbitrators in default may make such appointment.

21.7
The Tribunal may, in its sole discretion, make such orders and directions as it considers to be necessary for the final determination of the matters in dispute. The Tribunal shall have the widest discretion permitted under the law governing the arbitral procedure when making such orders or directions.

21.8
The seat of arbitration shall be New York, New York.

ARTICLE XXII—GOVERNING LAW

22.1
This AGREEMENT shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to any choice or conflict of laws provisions thereof).

ARTICLE XXIII—COUNTERPARTS

23.1
This AGREEMENT may be executed in any number of counterparts or duplicates, each of which shall be an original but such counterparts or duplicates shall, together, constitute one and the same AGREEMENT.

ARTICLE XXIV—SCHEDULES

24.1
Any schedule hereto, together with any appendices or attachments thereto, shall be incorporated into and made part of this AGREEMENT.

24.2
In the event of any conflict between this AGREEMENT and the Schedules hereto, the terms contained in the Schedules shall apply.

ARTICLE XXV—NON-SOLICITATION

25.1
The PRINCIPAL (for itself and the ACE Capital Re Affiliates) and the AGENT agree not to solicit or entice away from the other's employment (or employment by any affiliated company) any person employed by the other (or its affiliate) until the expiry of twelve (12) months from the earlier of the last date on which the AGENT is obligated to provide SERVICES to the PRINCIPAL under this AGREEMENT or the date when such employee's employment with the other party (or its affiliate) terminated. For purposes of this provision, the term "ACE Capital Re Affiliates" means ACE Capital Re International Ltd. and each of its direct and indirect subsidiaries.

        IN WITNESS WHEREOF, the PRINCIPAL and the AGENT have caused this AGREEMENT to be executed in duplicate, by their duly authorized representatives.

ACE Capital Re Overseas Ltd., as PRINCIPAL	ESG Re North America Ltd., as AGENT
Signed in Bermuda	Signed in

this 1st day of November, 2001	this 1st day of November, 2001

By:		By:

	Name:		Name:
	Title:		Title:
By:

Name:
Title:

Note: Redacted portions have been marked with (***). The redacted portions are subject to a Request for Confidential Treatment that has been filed with the Securities and Exchange Commission.

SCHEDULE 1

        (***) (Eight pages redacted)

SCHEDULE 2

        (***) (Two pages redacted)

SCHEDULE 3

        (***) (Three pages redacted)

EXHIBIT A

        (***) (One page redacted)

EXHIBIT B

        (***) (Four pages redacted)

EXHIBIT C

        (***) (One page redacted)

AGREEMENT

        AGREEMENT, dated as of November 1, 2001, (the "Agreement") by and between ACE Capital Re Overseas Ltd. (the "Principal") and ESG Re Ireland Ltd. (the "Lead Reinsurer").

W I T N E S S E T H:

        WHEREAS, the Principal and ESG Re North America Ltd. (the "Agent") are parties to a Reinsurance Management Agreement dated as of November 1, 2001 (the "RMA");

        WHEREAS, it is an agreed condition to the execution of the RMA by Principal that the Lead Reinsurer agree to be bound by the terms set forth herein;

        WHEREAS, the Principal and Lead Reinsurer have agreed to enter into this agreement to satisfy this condition to the execution of the RMA;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, do hereby agree as follows:

          1.    Capitalized terms not defined herein shall have the meaning assigned to them in the RMA.

          2.    The Lead Reinsurer represents, warrants and covenants that at all times prior to the termination of all ORIGINAL REINSURANCE CONTRACTS, it shall retain a participation with respect to each such effective contract at least equal to the level of participation in such contract originally allocated to Principal by Agent under the RMA.

          3.    The Lead Reinsurer shall use commercially prudent judgment with respect to all other matters referred by the Agent to the Lead Reinsurer pursuant to the terms of this RMA.

          4.    The Lead Reinsurer shall provide NOTICE to the Principal within three (3) BUSINESS DAYS if Lead Reinsurer becomes insolvent or is otherwise unable to perform its obligations under (i) this Agreement, (ii) its agreement with the Agent regarding ORIGINAL REINSURANCE CONTRACTS or (iii) and ORIGINAL REINSURANCE CONTRACT.

          5.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to any choice or conflict of laws provisions thereof) and both parties (i) agree that the exclusive jurisdiction with respect to any matter arising under this Agreement shall be in the federal and state courts sitting in New York County, New York, and (ii) expressly submit to the jurisdiction of such courts.

          6.    This Agreement may be executed in any number of counterparts or duplicates, each of which shall be an original but such counterparts or duplicates shall, together, constitute one and the same Agreement.

        IN WITNESS WHEREOF, the Principal and the Lead Reinsurer have cause this Agreement to be executed in duplicate, by their duly authorized representatives.

ACE Capital Re Overseas Ltd., a Principal	ESG Re Ireland Ltd, as Lead Reinsurer
Signed in Bermuda this 1st day of November, 2001	Signed in Dublin, Ireland this 1st day of November, 2001
By:	By:	/s/ Margaret L. Webster
Name:	Name:	Margaret Webster
Title:	Title:	Chief Administrative Officer
	By:	/s/ Mark E. Oleksik
	Name:	Mark E. Oleksik
	Title:	Senior Financial Officer

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REINSURANCE MANAGEMENT AGREEMENT
SCHEDULE 1
SCHEDULE 2
SCHEDULE 3
EXHIBIT A
EXHIBIT B
EXHIBIT C
AGREEMENT